UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 11, 2002

FIRST NILES FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	0-24849 (Commission File Number)	34-1870418 (IRS Employer Identification No.)
55 North Main Street, Niles, Ohio (Address of principal executive offices)	44446 (Zip Code)

Registrant's telephone number, including area code (330) 652-2539

__________________________________________________________ (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

              On February 11, 2002, the Registrant issued the press release attached hereto and incorporated as Exhibit 99.1 announcing the earnings of First Niles Financial, Inc., for the quarter and year-ended December 31, 2001. In the press release, First Niles also announced that its annual meeting of shareholders will be held on Wednesday, April 17, 2002, at 2:00 p.m. at the main office of First Niles, located at 55 North Main Street, Niles, Ohio. In addition, First Niles announced the appointment of Dr. William S. Eddy to the Board of Directors to fill the vacancy created by the retirement of Horace McLean from the Board of Directors.

              The Exhibit 99.1 referred to in this Item 5 is filed as part of this report and is incorporated herein by reference.

ITEM 7.   EXHIBITS

              (a) Exhibits

                   Exhibit 99.1 - Press Release, dated February 11, 2002

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST NILES FINANCIAL, INC.

Date: February 13, 2002	By: /s/ Lawrence Safarek Lawrence Safarek Vice President and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 11, 2002